Exhibit 99.2


CAESARS PALACE
OMNIA



SUPPLEMENTAL FINANCIAL & OPERATING DATA

THIRD QUARTER ENDED SEPTEMBER 30, 2021


JACK CASINO
JACK CASINO

VICI


GREEKTOWN CASINO • HOTEL

VICI Q3 2021 Supplemental Financial & Operating Data 2 Disclaimers Forward Looking Statements Certain statements in this presentation are forward-looking statements within the meaning of the federal securities laws. Forward‐looking statements are based on VICI Properties Inc.’s (“VICI” or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical facts and by the use of words such as “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. Among those risks, uncertainties and other factors are: risks associated with the MGP Transactions, including our ability or failure to complete the MGP Transactions and to realize the anticipated benefits of the MGP Transactions, including as a result of delay in completing the MGP Transactions; the impact of changes in general economic conditions, including low consumer confidence, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy; our dependence on subsidiaries of Caesars Entertainment, Inc. (“Caesars”), Penn National Gaming, Inc. (“Penn National”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), Century Casinos, Inc. (“Century Casinos”), Rock Ohio Ventures LLC (“JACK Entertainment”) and the Eastern Band of Cherokee Indians (“EBCI”) (and, following the completion of the MGP Transactions and the Venetian Resort acquisition, MGM Resorts International (“MGM”) and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (the “Venetian Tenant”)) as tenants of our properties and Caesars, Penn National, Hard Rock, Century Casinos, JACK Entertainment and EBCI (and, following the completion of the MGP Transactions, MGM) or certain of their respective subsidiaries as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on us; the ability of our tenants to obtain and maintain regulatory approvals in connection with the operation of our properties and the completion of pending transactions on a timely basis, or at all, or the imposition of conditions to such regulatory approvals; Caesars’, Penn National’s, Hard Rock’s, Century Casinos’, JACK Entertainment’s and EBCI’s (and, following the completion of the MGP Transactions and the Venetian Resort acquisition, MGM’s and the Venetian Tenant’s) historical results may not be a reliable indicator of their future results; our substantial amount of indebtedness, including indebtedness to be assumed by us upon consummation of the MGP Transactions, and ability to service, refinance and otherwise fulfill our obligations under such indebtedness; our historical financial information may not be reliable indicators of our future results of operations, financial condition and cash flows; our ability to obtain the financing necessary to complete our pending acquisitions or related transactions on the terms we currently expect in a timely manner, or at all; the possibility that our pending transactions may not be completed or that completion may be unduly delayed, and the potential adverse impact on our business, operations and stock price; the possibility that we identify significant environmental, tax, legal or other issues that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits we expect to receive) in any of our pending or recently completed transactions; the effects of our pending and recently completed transactions on us, including the future impact on our financial condition, financial and operating results, cash flows, strategy and plans; the impact and outcome of current and potential litigation relating to the MGP Transactions, including the possibility that any adverse judgment may prevent the MGP Transactions from being consummated on a timely basis, or at all; the possibility of adverse tax consequences as a result of our pending transactions; increased volatility in our stock price as a result of our pending transactions; our reliance on distributions received from VICI Properties L.P., our operating partnership, to make distributions to our stockholders; our ability to continue to make distributions to holders of our common stock or maintain anticipated levels of distributions over time; and competition for transaction opportunities, including from other REITs, investment companies, private equity firms and hedge funds, sovereign funds, lenders, gaming companies and other investors that may have greater resources and access to capital and a lower cost of capital or different investment parameters than us. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on our, and our tenants’, financial condition, results of operations, cash flows and performance. The extent to which the COVID-19 pandemic continues to adversely affect our tenants, and ultimately impacts our business and financial condition, depends on future developments which cannot be predicted with confidence, including the impact of the actions taken to contain the pandemic or mitigate its impact, including the availability, distribution, public acceptance and efficacy of approved vaccines, new or mutated variants of COVID-19 (including vaccine-resistant variants) or a similar virus, the direct and indirect economic effects of the pandemic and containment measures on our tenants, the ability of our tenants to successfully operate their businesses, including the costs of complying with regulatory requirements necessary to keep their respective facilities open, such as reduced capacity requirements, the need to close any of the facilities after reopening as a result of the COVID-19 pandemic, and the effects of the negotiated capital expenditure reductions and other amendments to the leases that we agreed to with certain of our tenants in response to the COVID-19 pandemic. Each of the foregoing could have a material adverse effect on our tenants’ ability to satisfy their obligations under their leases with us, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under their leases. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesars, Penn, Hard Rock, Century Casinos, JACK Entertainment and EBCI Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Penn, Hard Rock, Century, JACK Entertainment and EBCI included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC, the Company's significant lessee, have been filed with the Securities and Exchange Commission (“SEC”). Certain financial and other information for Caesars, Penn, Hard Rock, Century, JACK Entertainment and EBCI included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of September 30, 2021 unless otherwise indicated.

Corporate Overview

VICI

About VICI Properties (NYSE: VICI)

VICI Properties Inc. is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace. VICI Properties' national, geographically diverse portfolio consists of 28 gaming facilities comprising over 47 million square feet and features approximately 17,800 hotel rooms and more than 200 restaurants, bars, nightclubs and sportsbooks. Its properties are leased to industry leading gaming and hospitality operators, including Caesars Entertainment, Inc., Century Casinos, Inc., the Eastern Band of Cherokee Indians, Hard Rock International Inc., JACK Entertainment LLC and Penn National Gaming, Inc. VICI Properties also has an investment in the Chelsea Piers, New York facility and owns four championship golf courses and 34 acres of undeveloped land adjacent to the Las Vegas Strip. VICI Properties' strategy is to create the nation's highest quality and most productive experiential real estate portfolio.

Senior Management

Edward Pitoniak	Chief Executive Officer & Director
John Payne	President & Chief Operating Officer
David Kieske	EVP, Chief Financial Officer
Samantha Gallagher	EVP, General Counsel & Secretary
Gabriel Wasserman	Chief Accounting Officer

Board of Directors

		Independent
James Abrahamson	Director, Chairman of the Board	✓
Diana Cantor	Director, Audit Committee Chair	✓
Monica Douglas	Director	✓
Elizabeth Holland	Director, Nominating & Governance Committee Chair	✓
Craig Macnab	Director, Compensation Committee Chair	✓
Edward Pitoniak	Chief Executive Officer & Director	
Michael Rumbolz	Director	✓

Covering Equity Analysts

Firm	Analyst	Phone	Email
BofA Merrill Lynch	Shaun Kelley	(646) 855-1005	Shaun.kelley@baml.com
Capital One Securities	Neil Malkin	(571) 633-8191	Neil.malkin@capitalone.com
Citi	Smedes Rose	(212) 816-6243	Smedes.rose@citi.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.santarelli@db.com
Evercore ISI	Rich Hightower	(212) 752-0886	Rich.hightower@evercoreisi.com
Goldman Sachs	Stephen Grambling	(212) 902-7832	Stephen.grambling@gs.com
Green Street Advisors	Spenser Allaway	(949) 640-8780	Sallaway@greenstreetadvisors.com
Jefferies	David Katz	(212) 323-3355	Dkatz@jefferies.com
J.P. Morgan	Anthony Paolone	(212) 622-6682	Anthony.paolone@jpmorgan.com
Keybanc	Todd Thomas	(917) 368-2286	Tthomas@key.com
Ladenburg Thalmann & Co.	John Massocca	(212) 409-2543	Jmassocca@ladenburg.com
Loop Capital	Daniel Adam	(212) 823-1312	Daniel.adam@loopcapital.com
Macquarie Capital	Jordan Bender	(212) 231-6558	Jordan.bender@macquarie.com
Morgan Stanley	Thomas Allen	(212) 761-3356	Thomas.allen@morganstanley.com
Raymond James	RJ Milligan	(727) 567-2585	Rjmilligan@raymondjames.com
Robert W. Baird	Wesley Golladay	(216) 737-7510	Wgolladay@rwbaird.com
Scotiabank	Greg McGinniss	(212) 225-6906	Greg.mcginniss@scotiabank.com
SMBC Nikko Securities	Richard Anderson	(646) 521-2351	Randerson@smbcnikko-si.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Truist Securities	Barry Jonas	(212) 590-0998	Barry.jonas@truist.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	Arosivach@wolferesearch.com

Covering High Yield Analysts

Firm	Analyst	Phone	Email
BofA Merrill Lynch	James Kayler	(646) 855-9223	James.f.kayler@baml.com
Deutsche Bank	Luis Chinchilla	(212) 250-9980	Luis.chinchilla@db.com
Goldman Sachs	Komal Patel	(212) 357-9774	Komal.patel@gs.com
J.P. Morgan	Michael Pace	(212) 270-6530	Michael.pace@jpmorgan.com

Contact Information

Corporate Headquarters
VICI Properties Inc.
535 Madison Ave., 20th Fl
New York, NY 10022
(646) 949-4631

Public Markets Detail
Ticker: VICI
Exchange: NYSE

Transfer Agent
Computershare
7530 Lucerne Drive, Suite 305
Cleveland, OH 44130
(800) 962-4284
www.computershare.com

Website
www.viciproperties.com

Investor Relations
investors@viciproperties.com

Public Relations
pr@viciproperties.com

VICI Q3 2021 Supplemental Financial & Operating Data

3

VICI Q3 2021 Supplemental Financial & Operating Data Table of Contents Consolidated Balance Sheets 6-7 Consolidated Statements of Operations 8-9 Non‐GAAP Financial Measures 10-11 2021 Guidance 15 Properties Breakdown 18-19 Summary of Current Lease Terms 20-21 Recent Activity 22-23 Definitions of Non-GAAP Financial Measures 25 5 Portfolio Overview 17 4 Revenue Detail 12-13 Portfolio & Financial Overview Capitalization 16 Embedded Growth Pipeline 24 Current Annualized Contractual Rent and Income from Mortgage Loans 14

Portfolio & Financial Overview

VICI

(amounts in thousands, except per share data and portfolio and property data)

Financial Highlights

	Three Months Ended				
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Net Income Per Share					
Basic	$0.29	$0.56	$0.50	$0.54	$0.75
Diluted	$0.28	$0.54	$0.50	$0.53	$0.74
Funds From Operations Per Share[1]					
Basic	$0.29	$0.56	$0.50	$0.54	$0.75
Diluted	$0.28	$0.54	$0.50	$0.53	$0.74
Adjusted Funds From Operations Per Share[1]					
Basic	$0.46	$0.48	$0.48	$0.47	$0.43
Diluted	$0.45	$0.46	$0.47	$0.46	$0.43
Net Income Attributable to Common Stockholders	$161,862	$300,709	$269,801	$288,010	$398,274
Adjusted EBITDA[1]	$324,544	$327,225	$325,834	$325,100	$300,356
Annualized Dividend Per Share	$1.44	$1.32	$1.32	$1.32	$1.32
Dividend Yield at Period End	5.1%	4.3%	4.7%	5.2%	5.6%

Summary Capitalization and Credit Ratings as of September 30, 2021

Equity Market Capitalization	$17,868,324
Total Debt	$4,750,000
Cash, Cash Equivalents & Short-Term Investments	$669,514
Enterprise Value	$21,948,810
LTM Net Leverage Ratio[2]	3.1x

Credit Ratings	
Moody's	Ba3
Standard & Poor's	BB
Fitch	BB

Portfolio Data

Properties	28
Golf Courses	4
Developable Las Vegas Strip Land (acres)	34
States	12
Metropolitan Statistical Areas ("MSAs")	17
Weighted Average Remaining Lease Term, Including Renewal Options (years) (as of September 30, 2021)	33.0

Tenant MSA Diversity



% of Total SF			
Las Vegas	27%	Omaha	3%
Philadelphia	22%	Laughlin	3%
Dallas	6%	Memphis	2%
San Francisco	6%	Cleveland	2%
Chicago	6%	Pittsburgh	2%
Louisville	5%	Nashville	1%
New Orleans	5%	Cincinnati	1%
Detroit	4%	St. Louis	1%
Kansas City	3%		

Debt Composition


Fixed Rate
100%


Unsecured
100%

Geographic and Tenant Exposure[3]


Las Vegas
31%
Regional
69%


EBCI
CNTY
HR
3%
2%
JACK
3%
5%
Penn
6%
CZR
81%


Private Company Tenants
11%
Public Company Tenants
89%

1. See "Non-GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations of these Non-GAAP Financial Measures.
2. Net Leverage Ratio is defined as Total Debt less Cash, Cash Equivalents, and Short-Term Investments divided by Adjusted EBITDA for the last twelve months ended September 30, 2021. See "Non-GAAP Financial Measures" on page 11 of this presentation for the reconciliation of Adjusted EBITDA for the periods presented and "Definitions of Non-GAAP Financial Measures" on page 25 of this presentation for the definition of Adjusted EBITDA.
3. Represents current annualized contractual rent as of September 30, 2021.

VICI Q3 2021 Supplemental Financial & Operating Data

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VICI Q3 2021 Supplemental Financial & Operating Data Consolidated Balance Sheets (amounts in thousands, except share and per share data) 6 September 30, 2021 December 31, 2020 Assets Real estate portfolio: Investments in leases - sales-type, net 13,124,209$ 13,027,644$ Investments in leases - financing receivables, net 2,640,399 2,618,562 Investments in loans, net 523,897 536,721 Land 153,576 158,190 Cash and cash equivalents 669,514 315,993 Short-term investments — 19,973 Other assets 437,209 386,530 Total assets 17,548,804$ 17,063,613$ Liabilities Debt, net 4,692,032$ 6,765,532$ Accrued interest 45,078 46,422 Deferred financing liability 73,600 73,600 Deferred revenue 461 93,659 Dividends payable 226,300 176,992 Other liabilities 382,547 413,663 Total liabilities 5,420,018 7,569,868 Stockholders' equity 6,289 5,367 — — Additional paid-in capital 11,752,852 9,363,539 Accumulated other comprehensive loss — (92,521) Retained earnings 290,966 139,454 Total VICI stockholders' equity 12,050,107 9,415,839 Non-controlling interest 78,679 77,906 Total stockholders' equity 12,128,786 9,493,745 Total liabilities and stockholders' equity 17,548,804$ 17,063,613$ Common stock, $0.01 par value, 1,350,000,000 and 700,000,000 shares authorized and 628,944,887 and 536,669,722 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at September 30, 2021 and December 31, 2020

Consolidated Balance Sheets – Quarterly

(amounts in thousands, except share and per share data)

VICI

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Assets				
Real estate portfolio:				
Investments in leases - sales-type and direct financing, net	$ 13,124,209	$ 13,098,853	$ 13,054,135	$ 13,027,644
Investments in leases - financing receivables, net	2,640,399	2,643,648	2,628,422	2,618,562
Investments in loans, net	523,897	505,262	515,251	536,721
Land	153,576	157,365	158,046	158,190
Cash and cash equivalents	669,514	407,522	322,530	315,993
Short-term investments	—	—	—	19,973
Other assets	437,209	406,898	406,617	386,530
Total assets	**$ 17,548,804**	**$ 17,219,548**	**$ 17,085,001**	**$ 17,063,613**
Liabilities				
Debt, net	$ 4,692,032	$ 6,772,903	$ 6,769,211	$ 6,765,532
Accrued interest	45,078	45,913	47,075	46,422
Deferred financing liability	73,600	73,600	73,600	73,600
Deferred revenue	461	352	493	93,659
Dividends payable	226,300	177,114	177,089	176,992
Other liabilities	382,547	414,597	417,841	413,663
Total liabilities	**5,420,018**	**7,484,479**	**7,485,309**	**7,569,868**
Stockholders' equity				
Common stock	6,289	5,370	5,370	5,367
Preferred stock	—	—	—	—
Additional paid-in capital	11,752,852	9,366,561	9,364,294	9,363,539
Accumulated other comprehensive loss	—	(70,815)	(80,143)	(92,521)
Retained earnings	290,966	355,524	232,038	139,454
Total VICI stockholders' equity	12,050,107	9,656,640	9,521,559	9,415,839
Non-controlling interest	78,679	78,429	78,133	77,906
Total stockholders' equity	12,128,786	9,735,069	9,599,692	9,493,745
Total liabilities and stockholders' equity	**$ 17,548,804**	**$ 17,219,548**	**$ 17,085,001**	**$ 17,063,613**

VICI Q3 2021 Supplemental Financial & Operating Data

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Consolidated Statements of Operations

VICI

(amounts in thousands, except share and per share data)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Revenues				
Income from sales-type and direct financing leases	$ 292,059	$ 270,274	$ 873,337	$ 718,421
Income from operating leases	—	3,638	—	25,464
Income from lease financing receivables and loans	70,205	52,827	210,578	82,696
Other income	6,936	7,276	20,897	8,702
Golf revenues	6,504	5,638	21,602	17,273
Total Revenues	375,704	339,653	1,126,414	852,556
Operating expenses				
General and administrative	8,379	8,047	24,092	22,560
Depreciation	771	910	2,320	2,990
Other expenses	6,936	7,263	20,897	8,702
Golf expenses	5,143	4,672	14,881	13,181
Change in allowance for credit losses[1]	9,031	177,052	(24,453)	261,080
Transaction and acquisition expenses	177	2,026	9,689	7,703
Total operating expenses	30,437	199,970	47,426	316,216
Interest expense	(165,099)	(77,399)	(321,953)	(231,185)
Interest income	26	214	75	6,743
Loss from extinguishment of debt	(15,622)	—	(15,622)	(39,059)
Gain upon lease modification[2]	—	333,352	—	333,352
Income before income taxes	164,572	395,850	741,488	606,191
Income tax (expense) benefit	(388)	368	(2,128)	(395)
Net income	164,184	396,218	739,360	605,796
Less: Net (income) loss attributable to non-controlling interest	(2,322)	2,056	(6,988)	(2,132)
Net income attributable to common stockholders	$ 161,862	$ 398,274	$ 732,372	$ 603,664
Net income per common share				
Basic	$ 0.29	$ 0.75	$ 1.35	$ 1.22
Diluted	$ 0.28	$ 0.74	$ 1.31	$ 1.21
Weighted average number of shares of common stock outstanding				
Basic	555,153,692	533,407,916	542,843,855	496,002,850
Diluted	571,894,545	536,180,175	557,113,510	499,982,269
Impact to net income related to non-cash change in allowance for credit losses - CECL[1]	$ (9,031)	$ (177,052)	$ 24,453	$ (261,080)
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ (0.02)	$ (0.33)	$ 0.05	$ (0.53)
Diluted	$ (0.02)	$ (0.33)	$ 0.04	$ (0.52)

1. Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 for further details.
2. Gain upon lease modification of $333.4mm in the quarter ended September 30, 2020 resulted from the reclassifications of the Caesars Lease Agreements upon the consummation of the Eldorado Transaction on July 20, 2020. As a result, we recorded the investments at their estimated fair values as of the modification date and recognized a net gain equal to the difference in fair value of the assets and their carrying values immediately prior to the modification.

VICI Q3 2021 Supplemental Financial & Operating Data

8

Consolidated Statements of Operations – Quarterly

VICI

(amounts in thousands, except share and per share data)

	Three Months Ended			
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Revenues				
Income from sales-type and direct financing leases	$ 292,059	$ 291,132	$ 290,146	$ 289,087
Income from operating leases	—	—	—	—
Income from lease financing receivables and loans	70,205	69,996	70,377	70,321
Other income	6,936	6,987	6,974	7,091
Golf revenues	6,504	8,285	6,813	6,519
Total Revenues	375,704	376,400	374,310	373,018
Operating expenses				
General and administrative	8,379	7,628	8,085	8,101
Depreciation	771	757	792	741
Other expenses	6,936	6,987	6,974	7,091
Golf expenses	5,143	5,232	4,506	4,451
Change in allowance for credit losses[1]	9,031	(29,104)	(4,380)	(16,563)
Transaction and acquisition expenses	177	791	8,721	981
Total operating expenses	30,437	(7,709)	24,698	4,802
Interest expense	(165,099)	(79,806)	(77,048)	(77,420)
Interest income	26	30	19	52
Loss from extinguishment of debt	(15,622)	—	—	—
Income before income taxes	164,572	304,333	272,583	290,848
Income tax expense	(388)	(1,256)	(484)	(436)
Net income	164,184	303,077	272,099	290,412
Less: Net income attributable to non-controlling interest	(2,322)	(2,368)	(2,298)	(2,402)
Net income attributable to common stockholders	$ 161,862	$ 300,709	$ 269,801	$ 288,010
Net income per common share				
Basic	$ 0.29	$ 0.56	$ 0.50	$ 0.54
Diluted	$ 0.28	$ 0.54	$ 0.50	$ 0.53
Weighted average number of shares of common stock outstanding				
Basic	555,153,692	536,692,167	536,480,505	536,333,632
Diluted	571,894,545	554,438,981	544,801,802	541,935,681
Impact to net income related to non-cash change in allowance for credit losses - CECL[1]	$ (9,031)	$ 29,104	$ 4,380	$ 16,563
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ (0.02)	$ 0.05	$ 0.01	$ 0.03
Diluted	$ (0.02)	$ 0.05	$ 0.01	$ 0.03

1. Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 for further details.

VICI Q3 2021 Supplemental Financial & Operating Data

9

Non-GAAP Financial Measures

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Net income attributable to common stockholders	$ 161,862	$ 398,274	$ 732,372	$ 603,664
Real estate depreciation	—	—	—	—
Funds From Operations (FFO)[1]	**161,862**	**398,274**	**732,372**	**603,664**
Non-cash leasing and financing adjustments	(30,865)	(18,919)	(88,063)	(11,826)
Non-cash change in allowance for credit losses	9,031	177,052	(24,453)	261,080
Non-cash stock-based compensation	2,395	2,013	7,067	5,375
Transaction and acquisition expenses	177	2,026	9,689	7,703
Amortization of debt issuance costs and original issue discount	34,098	4,368	50,723	15,504
Other depreciation	742	879	2,228	2,905
Capital expenditures	(131)	(337)	(1,638)	(1,982)
Loss on extinguishment of debt and interest rate swap settlements[2]	79,861	—	79,861	39,059
Non-cash gain upon lease modification	—	(333,352)	—	(333,352)
Non-cash adjustments attributable to non-controlling interests	250	(4,097)	773	(3,990)
Adjusted Funds From Operations (AFFO)[1]	**257,420**	**227,907**	**768,559**	**584,140**
Interest expense, net	66,736	72,817	206,916	208,938
Income tax expense (benefit)	388	(368)	2,128	395
Adjusted EBITDA[1]	**$ 324,544**	**$ 300,356**	**$ 977,603**	**$ 793,473**
Net income per common share				
Basic	$ 0.29	$ 0.75	$ 1.35	$ 1.22
Diluted	$ 0.28	$ 0.74	$ 1.31	$ 1.21
FFO per common share				
Basic	$ 0.29	$ 0.75	$ 1.35	$ 1.22
Diluted	$ 0.28	$ 0.74	$ 1.31	$ 1.21
AFFO per common share				
Basic	$ 0.46	$ 0.43	$ 1.42	$ 1.18
Diluted	$ 0.45	$ 0.43	$ 1.38	$ 1.17
Weighted average number of shares of common stock outstanding				
Basic	555,153,692	533,407,916	542,843,855	496,002,850
Diluted	571,894,545	536,180,175	557,113,510	499,982,269

1. See definitions of Non-GAAP Financial Measures on page 25 of this presentation.
2. Includes swap breakage costs of approximately $64.2 million incurred by VICI PropCo in connection with the early settlement of the outstanding interest rate swap agreements.

VICI Q3 2021 Supplemental Financial & Operating Data

10

Non-GAAP Financial Measures – Quarterly

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended			
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income attributable to common stockholders	$ 161,862	$ 300,709	$ 269,801	$ 288,010
Real estate depreciation	—	—	—	—
Funds From Operations (FFO)[1]	**161,862**	**300,709**	**269,801**	**288,010**
Non-cash leasing and financing adjustments	(30,865)	(29,346)	(27,852)	(27,977)
Non-cash change in allowance for credit losses	9,031	(29,104)	(4,380)	(16,563)
Non-cash stock-based compensation	2,395	2,395	2,277	2,013
Transaction and acquisition expenses	177	791	8,721	981
Amortization of debt issuance costs and original issue discount	34,098	9,934	6,691	4,368
Other depreciation	742	726	760	710
Capital expenditures	(131)	(274)	(1,233)	(218)
Loss on extinguishment of debt and interest rate swap settlements[2]	79,861	—	—	—
Non-cash adjustments attributable to non-controlling interests	250	296	227	340
Adjusted Funds From Operations (AFFO)[1]	**257,420**	**256,127**	**255,012**	**251,664**
Interest expense, net	66,736	69,842	70,338	73,000
Income tax expense	388	1,256	484	436
Adjusted EBITDA[1]	**$ 324,544**	**$ 327,225**	**$ 325,834**	**$ 325,100**
Net income per common share				
Basic	$ 0.29	$ 0.56	$ 0.50	$ 0.54
Diluted	$ 0.28	$ 0.54	$ 0.50	$ 0.53
FFO per common share				
Basic	$ 0.29	$ 0.56	$ 0.50	$ 0.54
Diluted	$ 0.28	$ 0.54	$ 0.50	$ 0.53
AFFO per common share				
Basic	$ 0.46	$ 0.48	$ 0.48	$ 0.47
Diluted	$ 0.45	$ 0.46	$ 0.47	$ 0.46
Weighted average number of shares of common stock outstanding				
Basic	555,153,692	536,692,167	536,480,505	536,333,632
Diluted	571,894,545	554,438,981	544,801,802	541,935,681

1. See definitions of Non-GAAP Financial Measures on page 25 of this presentation.
2. Includes swap breakage costs of approximately $64.2 million incurred by VICI PropCo in connection with the early settlement of the outstanding interest rate swap agreements.

VICI Q3 2021 Supplemental Financial & Operating Data

11

Revenue Detail

VICI

(amounts in thousands, except share and per share data)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Contractual revenue from sales-type and direct financing leases				
Caesars Las Vegas Master Lease	$ 100,652	$ 90,181	$ 301,956	$ 216,805
Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease	126,603	127,134	384,683	381,401
Margaritaville Lease	5,866	5,886	17,604	17,629
Greektown Lease	12,829	13,889	40,255	41,667
Hard Rock Lease	10,848	10,687	32,544	32,062
Century Master Lease	6,313	6,250	18,939	18,750
EBCI Lease	2,437	—	2,437	—
Income from sales-type and direct financing leases non-cash adjustment[1]	26,511	16,247	74,919	10,107
Income from sales-type and direct financing leases	292,059	270,274	873,337	718,421
Contractual revenue from operating leases				
Land component of Caesars Palace	—	3,638	—	25,464
Income from operating leases	—	3,638	—	25,464
Contractual revenue from lease financing receivables				
JACK Entertainment Master Lease	16,470	16,470	49,410	45,337
Harrah's NOLA, AC, and Laughlin	39,077	30,634	117,231	30,634
Income from lease financing receivables non-cash adjustment[1]	4,631	2,695	13,498	1,772
Income from lease financing receivables	60,178	49,799	180,139	77,743
Contractual interest income				
JACK Entertainment Loan	940	1,547	3,574	3,502
Caesars Forum Convention Center Loan	7,893	1,112	23,379	1,112
Chelsea Piers Loan	1,200	392	3,563	392
Great Wolf Mezzanine Loan	271	—	276	—
Income from loans non-cash adjustment[1]	(277)	(23)	(353)	(53)
Income from loans	10,027	3,028	30,439	4,953
Income from lease financing receivables and loans	70,205	52,827	210,578	82,696
Other income	6,936	7,276	20,897	8,702
Golf revenues	6,504	5,638	21,602	17,273
Total revenues	$ 375,704	$ 339,653	$ 1,126,414	$ 852,556

1. Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP.

VICI Q3 2021 Supplemental Financial & Operating Data

12

Revenue Detail – Quarterly

(amounts in thousands, except share and per share data)

	Three Months Ended			
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Contractual revenue from sales-type and direct financing leases				
Caesars Las Vegas Master Lease	$ 100,652	$ 100,652	$ 100,652	$ 100,052
Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease	126,603	129,040	129,040	128,405
Margaritaville Lease	5,866	5,866	5,872	5,886
Greektown Lease	12,829	13,537	13,889	13,889
Hard Rock Lease	10,848	10,848	10,848	10,848
Century Master Lease	6,313	6,313	6,313	6,250
EBCI Lease	2,437	-	-	-
Income from sales-type and direct financing leases non-cash adjustment [1]	26,511	24,876	23,532	23,757
Income from sales-type and direct financing leases	292,059	291,132	290,146	289,087
Contractual revenue from lease financing receivables				
JACK Entertainment Master Lease	16,470	16,470	16,470	16,470
Harrah's NOLA, AC, and Laughlin	39,077	39,077	39,077	38,884
Income from lease financing receivables non-cash adjustment [1]	4,631	4,522	4,345	4,247
Income from lease financing receivables	60,178	60,069	59,892	59,601
Contractual interest income				
JACK Entertainment Loan	940	1,001	1,633	1,663
Caesars Forum Convention Center Loan	7,893	7,786	7,700	7,871
Chelsea Piers Loan	1,200	1,187	1,176	1,213
Great Wolf Mezzanine Loan	271	5	—	—
Income from loans non-cash adjustment [1]	(277)	(52)	(24)	(27)
Income from loans	10,027	9,927	10,485	10,720
Income from lease financing receivables and loans	70,205	69,996	70,377	70,321
Other income	6,936	6,987	6,974	7,091
Golf revenues	6,504	8,285	6,813	6,519
Total revenues	$ 375,704	$ 376,400	$ 374,310	$ 373,018

1. Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP.

VICI Q3 2021 Supplemental Financial & Operating Data

13

Current Annualized Contractual Rent and Income from Loans

($ in millions, as of September 30, 2021)

VICI

	Assets Per Lease	Locations	Annualized Rent
Annualized Contractual Rent			
Caesars Las Vegas Master Lease	2	Las Vegas	$402.6
Caesars Regional Master Lease (including Harrah's NOLA, AC, and Laughlin) & Joliet Lease	17	Regional	640.0
Margaritaville Lease	1	Regional	23.5
Greektown Lease	1	Regional	51.3
Hard Rock Cincinnati Lease	1	Regional	44.0
Century Master Lease	3	Regional	25.3
JACK Entertainment Master Lease	2	Regional	65.9
Caesars Southern Indiana Lease	1	Regional	32.5
Total Annualized Contractual Rent	**28**		**$1,285.0**

	Borrower	Principal Balance	Interest Rate	Final Maturity Date[1]	Annualized Income from Loans
Annualized Contractual Income from Loans					
Caesars Forum Convention Center Loan	Caesars Entertainment	$400.0	7.9%[2]	9/18/2025	$31.4
Chelsea Piers Loan	Chelsea Piers New York	65.0	7.0%	8/31/2027	4.6
Great Wolf Mezzanine Loan	Great Wolf Resorts	19.2	8.0%	7/9/2026	1.5
JACK Entertainment Loan[3]	JACK Entertainment	40.0	9.0%	1/24/2027	-[3]
Total Annualized Contractual Income from Loans		**$484.2**			**$37.5**
Total Annualized Contractual Rent and Income from Loans					**$1,322.5**

1. Final maturity assumes all extension options are exercised; however, the loans may be repaid, subject to certain conditions, prior to such date.
2. The interest rate of the Caesars Forum Convention Center Mortgage Loan is subject to 2.0% annual escalation.
3. Subsequent to September 30, 2021, on October 4, 2021, the JACK Entertainment Loan was repaid in full and the related Credit Agreement, including the Revolving Credit Facility, was terminated.

VICI Q3 2021 Supplemental Financial & Operating Data

14

VICI Q3 2021 Supplemental Financial & Operating Data 2021 Guidance Updated Guidance Prior Guidance For the Year Ending December 31, 2021: Low High Low High Estimated Adjusted Funds From Operations (AFFO) $1,040.0 $1,045.0 $1,010.0 $1,035.0 Estimated Adjusted Funds From Operations (AFFO) per diluted share $1.79 $1.80 $1.82 $1.87 Estimated Weighted Average Share Count at Year End (in millions) 580.0 580.0 555.0 555.0 2021 Guidance The Company is updating AFFO guidance for the full year 2021. The Company estimates AFFO for the year ending December 31, 2021 will be between $1,040.0 million and $1,045.0 million, or between $1.79 and $1.80 per diluted share. These per share estimates reflect the dilutive effect of (i) the issuance of 26,900,000 shares from the physical settlement of the June 2020 Forward Sale Agreement and 65,000,000 shares in the September 2021 equity offering and (ii) the pending 69,000,000 shares related to the March 2021 Forward Sale Agreements and the pending 50,000,000 shares related to the September 2021 Forward Sale Agreements as calculated under the treasury stock method. These estimates do not include the impact on operating results from any pending or possible future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The following is a summary of the Company's updated full-year 2021 guidance: In determining AFFO, the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. For more information, see “Non-GAAP Financial Measures.” The Company is unable to provide a reconciliation of its stated AFFO guidance to net income attributable to common stockholders because it is unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company's control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results, the impact of these adjustments could be material, individually or in the aggregate, to the Company's reported GAAP results. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this presentation. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. ($ in millions, except per share data) 15

Capitalization

($ in thousands, except share and per share data)

Debt	Maturity Date	Interest Rate	Interest Frequency	Credit Rating Moody's/S&P/Fitch	Balance as of September 30, 2021	% of Total	Prepayment Option	Years to Maturity
VICI PropCo Senior Secured Revolving Credit Facility	5/15/2024	L+2.000%[1]	Monthly[1]		-	0%	-	2.6 years
Senior Unsecured Notes	2/15/2025	3.500%	Semi-Annually	Ba3 / BB / BB	750,000	16%	NC 2	3.4 years
Senior Unsecured Notes	12/1/2026	4.250%	Semi-Annually	Ba3 / BB / BB	1,250,000	26%	NC 3	5.2 years
Senior Unsecured Notes	2/15/2027	3.750%	Semi-Annually	Ba3 / BB / BB	750,000	16%	NC 3	5.4 years
Senior Unsecured Notes	12/1/2029	4.625%	Semi-Annually	Ba3 / BB / BB	1,000,000	21%	NC 5	8.2 years
Senior Unsecured Notes	8/15/2030	4.125%	Semi-Annually	Ba3 / BB / BB	1,000,000	21%	NC 5	8.9 years
Total Debt		**4.105%**			**$4,750,000**	**100%**		**6.3 years**

Fixed Rate	$4,750,000	100%
Variable Rate	-	-

Equity	
Shares Outstanding as of 9/30/2021	628,944,887
Share Price as of 9/30/2021	$28.41
Equity Market Capitalization	**$17,868,324**

Enterprise Value	
Total Debt plus Equity Market Capitalization	$22,618,324
Less: Cash, Cash Equivalents & Short Term Investments	669,514
Total Enterprise Value	**$21,948,810**

Total Liquidity	
Revolving Credit Facility Capacity (Undrawn as of 9/30/2021)	$1,000,000
Outstanding Forward Sales Agreements (Equity Issuance Price as of 9/30/2021)	3,270,578
Cash, Cash Equivalents & Short Term Investments	669,514
Total Liquidity	**$4,940,092**

1. Borrowings under the Revolving Credit Facility will bear interest at a rate based on a leverage-based pricing grid with a range of 1.75% to 2.00% over LIBOR, depending on our total net debt to adjusted total assets ratio. Commitment fees (0.375%-0.500% depending on leverage) on the undrawn portion of the Revolving Credit Facility are paid quarterly.

VICI Q3 2021 Supplemental Financial & Operating Data

16

VICI Q3 2021 Supplemental Financial & Operating Data Contractual Rent Diversification1 1. Pro forma for the pending acquisitions of MGM Growth Properties (including MGP’s pending acquisition of MGM Springfield) and the Venetian Resort, which are subject to customary closing conditions and regulatory approvals. Please refer to page 22 for additional details. 2. Represents current annualized contractual rent as of September 30, 2021. 3. Assumes MGM Master Lease rent is allocated to Las Vegas and Regional properties based on pro rata 2019A Adjusted EBITDAR performance of the operations at the properties according to MGM. 17 At Formation (2017) Current 2 GEOGRAPHIC DIVERSIFICATION ACROSS 15 STATES 1 Pro Forma for Venetian and MGP Acquisitions 1,3 74% 26% Regional Las Vegas 55% 45% Regional Las Vegas 69% 31% Las Vegas Regional LONG-TERM PARTNERSHIPS WITH 8 TENANTS 1 100% 81% 6% 5% 3% 3% 2% 41% 40% 10% 3% 3% 2% 1% 1% At Formation (2017) Current 2 Pro Forma for Venetian and MGP Acquisitions 1

Properties Breakdown

VICI

Major MSAs Served	Property Name	Location	Total Sq. Ft. (000s)	Casino Sq. Ft. (000s)	Meeting Sq. Ft. (000s)	Slot Machines	Table Games	Hotel Rooms
Chicago	Horseshoe Hammond	Hammond, IN	1,716	117	--	1,260	110	--
	Harrah's Joliet	Joliet, IL	1,011	39	6	1,090	30	200
Cincinnati	Hard Rock Cincinnati	Cincinnati, OH	450	100	33	1,800	100	--
Cleveland	JACK Cleveland	Cleveland, OH	294	96	--	1,330	120	--
	JACK Thistledown Racino	North Randall, OH	644	57	--	1,480	--	--
Dallas	Horseshoe Bossier City	Bossier City, LA	1,419	28	22	1,140	70	600
	Harrah's Louisiana Downs[1]	Bossier City, LA	1,118	12	29	820	--	--
	Margaritaville Bossier City	Bossier City, LA	380	30	--	1,109	50	395
Detroit	Greektown Casino	Detroit, MI	2,200	100	14	2,365	62	400
Kansas City	Harrah's North Kansas City	North Kansas City, MO	1,435	60	13	770	60	390
Las Vegas	Caesars Palace Las Vegas	Las Vegas, NV	8,579	124	300	1,560	170	3,970
	Harrah's Las Vegas	Las Vegas, NV	4,100	89	24	1,310	90	2,540
Laughlin	Harrah's Laughlin	Laughlin, NV	1,413	56	7	600	40	1,510
Louisville	Caesars Southern Indiana	Elizabeth, IN	2,510	74	24	660	80	500
Memphis	Horseshoe Tunica	Robinsonville, MS	1,008	63	20	980	100	510
Nashville	Harrah's Metropolis	Metropolis, IL	474	24	--	450	20	260
New Orleans	Harrah's Gulf Coast	Biloxi, MS	1,031	32	--	630	30	500
	Harrah's New Orleans	New Orleans, LA	1,180	101	47	1,380	100	450
Omaha	Harrah's Council Bluffs	Council Bluffs, IA	790	21	6	480	20	250
	Horseshoe Council Bluffs	Council Bluffs, IA	632	60	--	1,370	60	150
Pittsburgh	Mountaineer Casino	New Cumberland, WV	890	72	70	1,127	34	357

1. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party. The proceeds of the transaction shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition.

VICI Q3 2021 Supplemental Financial & Operating Data

18

VICI Q3 2021 Supplemental Financial & Operating Data Properties Breakdown (Continued) Major MSAs Served Property Name Location Total Sq. Ft. (000s) Casino Sq. Ft. (000s) Meeting Sq. Ft. (000s) Slot Machines Table Games Hotel Rooms Philadelphia Caesars Atlantic City Atlantic City, NJ 3,816 113 29 2,130 150 1,140 Harrah’s Atlantic City Atlantic City, NJ 4,470 156 125 2,040 160 2,590 Harrah’s Philadelphia Chester, PA 2,000 111 12 2,270 70 -- San Francisco / Sacramento Harvey's Lake Tahoe Lake Tahoe, NV 1,670 47 19 310 50 740 Harrah's Lake Tahoe Stateline, NV 1,057 54 18 770 60 510 St. Louis Century Casino Cape Girardeau Cape Girardeau, MO 170 42 8 844 23 -- Century Casino Caruthersville Caruthersville, MO 90 21 12 523 9 -- Total VICI Properties 17 MSAs 28 Properties 12 States 46,547 1,900 838 32,595 1,868 17,962 Golf Courses Cascata Golf Course Boulder City, NV 37 -- -- -- -- -- Rio Secco Golf Course Henderson, NV 30 -- -- -- -- -- Grand Bear Golf Course Saucier, MS 5 -- -- -- -- -- Chariot Run Golf Course Laconia, IN 5 -- -- -- -- -- 19

VICI

Summary of Current Lease Terms

	Regional Master Lease and Joliet Lease[1]	Las Vegas Master Lease[1]	Margaritaville Bossier City Lease	Greektown Lease
Tenant	Caesars Entertainment	Caesars Entertainment	Penn National Gaming	Penn National Gaming
Current Annual Cash Rent	$640.0 Million[2]	$402.6 Million	$23.5 Million	$51.3 Million
Current Lease Year	Nov. 1, 2020 – Oct. 31, 2021 Lease Year 4	Nov. 1, 2020 – Oct. 31, 2021 Lease Year 4	Feb. 1, 2021 – Jan. 31, 2022 Lease Year 3	June 1, 2021 – May 31, 2022 Lease Year 3
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter, subject to 2% floor	>2% / change in CPI, subject to 2% floor	2% for Building Base Rent ($17.2 Million)	2% for Building Base Rent ($42.8 Million)
Coverage Floor	None	None	Net Revenue to Rent Ratio: 6.1x beginning in year 2	Net Revenue to Rent Ratio to be mutually agreed upon prior to the commencement of lease year 4
Rent Adjustment[3]	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Percentage (Variable) Rent adjusts every 2 years beginning in year 3
Variable Rent Adjustment Mechanic[3]	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of the average net revenues for trailing 2-year period less threshold amount	4% of the average net revenues for trailing 2-year period less threshold amount
Term	18-year initial term with four 5-year renewal options[4]		15-year initial term with four 5-year renewal options	
Guarantor	Caesars Entertainment, Inc.	Caesars Entertainment, Inc.	Penn National Gaming	Penn National Gaming
Capex	$405.2mm (together with CPLV) required over rolling 3-year period at $114.5mm minimum per year ($311mm allocated to regional assets, $84mm allocated to CPLV, and $10.2mm allocated by the tenant)	CPLV: $84mm (included in the $405.2mm required under Regional Master Lease) over rolling 3-year period HLV: $171mm between 2017 and 2021; Capex at 1% of net revenue thereafter	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenue based on a four-year average

1. Regional Master Lease consists of 17 Caesars properties leased from VICI and the Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas.
2. Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, Current Annual Cash Rent is $631.7 million.
3. Rent adjustments in the Regional Master Lease and Las Vegas Master Lease occur in lease years based on a lease commencement date of October 6, 2017.
4. Upon the consummation of the Eldorado Transaction, the Caesars Lease Agreements were extended such that each lease has a full 15-year initial lease term from the date of consummation.

VICI Q3 2021 Supplemental Financial & Operating Data

20

Summary of Current Lease Terms (Continued)

VICI

	Hard Rock Cincinnati Lease	Century Master Lease	JACK Cleveland / Thistledown Master Lease[1]	Caesars Southern Indiana Lease
Tenant	Hard Rock Entertainment	Century Casinos	JACK Entertainment	Eastern Band of Cherokee Indians
Current Annual Cash Rent	$44.0 Million	$25.3 Million	$65.9 Million[1]	$32.5 Million
Current Lease Year	Oct. 1, 2021 – Sept. 30, 2022 Lease Year 3	Jan. 1, 2020 – Dec. 31, 2021 Lease Year 2	Feb. 1, 2021 – Jan. 31, 2022 Lease Year 2	Sept. 3, 2021 – Aug. 31, 2022 Lease Year 1
Annual Escalator	1.5% in years 2-4 > 2.0% / CPI thereafter	1.0% in years 2-3 > 1.25% / CPI thereafter	1.0% in years 3 1.5% in years 4-6 > 1.5% / CPI thereafter (capped at 2.5%)	1.5% in years 2-5 >2% / change in CPI thereafter
Coverage Floor	None[2]	Net Revenue to Rent Ratio: 7.5x beginning in year 6	None	None
Rent Adjustment	Year 8: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable	None	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7	None	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2[3] Year 11: Avg. of years 8-10 less avg. of years 5-7
Term	Initial term of 15-years with four 5-year renewals		Initial term of 20 years with three 5-year renewals	15-year initial term with four 5-year renewals
Guarantor	Seminole Hard Rock Entertainment, Inc.	Century Casinos, Inc.	Rock Ohio Ventures LLC	Eastern Band of Cherokee Indians
Capex	Minimum 1% of Net Revenues	Minimum 1% of Net Revenue on a rolling three-year basis for each individual facility; 1% of Net Gaming Revenue per fiscal year for the facilities collectively	Initial minimum of $30 million in first 3 years; 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis[4]	1% of annual Net Revenue

1. As amended on October 4, 2021. Commencing April 1, 2022, rent will increase by $1.8 million in connection with the funding of a new gaming patio amenity at JACK Thistledown Racino.
2. Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year.
3. With respect to Lease Year 0, for the period Caesars Southern Indiana was closed in 2020 due to COVID-19, the Caesars Southern Indiana Lease will provide for the use of 2019 net revenues, pro rated for the period of such closure.
4. Minimum of $30 million includes amounts spent on the gaming patio amenity at JACK Thistledown Racino, gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022.

VICI Q3 2021 Supplemental Financial & Operating Data

21

Recently Announced Transaction Activity

VICI

($ in millions, unless otherwise noted)

Property / Target	Announcement Date	Status	Rent	Yield	Purchase Price / Sale Proceeds	Tenant
Pending Acquisitions						
MGM Growth Properties' Portfolio[1] (Various)	8/4/2021	Expected H1 2022	$1,009.0[2]	N/A	~$17.2 billion	MGM Resorts International
Venetian Resort and Venetian Expo[3] (Las Vegas, NV)	3/3/2021	Expected Q1 2022	$250.0	6.25%	$4,000.0	Affiliates of Apollo Global Management, Inc.
Pending Dispositions						
Harrah's Louisiana Downs[4] (Bossier City, LA)	9/3/2020	In Progress	No Change to Rent under Regional Master Lease	N/A	~$5.5	N/A

1. On August 4, 2021, VICI entered into definitive agreements to acquire MGM Growth Properties' 15 property portfolio for total consideration of $17.2 billion, subject to regulatory approvals, approval by the stockholders of the Company, and customary closing conditions.
2. Starting rent under the MGM Master Lease (including MGP's pending acquisition of MGM Springfield) and pro rata share of current rent from BREIT JV.
3. On March 2, 2021, VICI entered into definitive agreements to acquire from Las Vegas Sands Corp. all of the land and real estate assets associated with the Venetian Resort for $4.0 billion in cash. An affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. has agreed to acquire the operating assets of the Venetian Resort for $2.25 billion, subject to customary closing conditions and regulatory approvals.
4. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party. The proceeds of the transaction shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars. The annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition. The disposition is subject to customary closing conditions and regulatory approvals.

VICI Q3 2021 Supplemental Financial & Operating Data

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Investment & Capital Markets Activities

($ in millions)

VICI

Recently Completed Transactions

Property / Loan	Announcement Date	Closing Date	Rent / Income	Multiple / Cap Rate / Yield	Price / Proceeds / Loan Size	Tenant / Borrower
Caesars Southern Indiana	12/24/2020	9/3/2021	$32.5[1]	N/A	N/A	Eastern Band of Cherokee Indians
Great Wolf Mezzanine Loan	7/20/2021	6/16/2021	$1.5[2]	8.0%	$79.5[2]	Great Wolf Resorts
Chelsea Piers New York	–	8/31/2020	$4.6	7.0%	$65.0[3]	Chelsea Piers
Caesars Forum Mortgage Loan	6/15/2020	9/18/2020	$30.8	7.7%	$400.0	Caesars Entertainment
Harrah's New Orleans Harrah's Atlantic City Harrah's Laughlin	6/24/2019	7/20/2020	$154.0	11.8x / 8.4%	$1,823.0	Caesars Entertainment
CPLV and HLV Lease Modifications	6/24/2019	7/20/2020	$98.5	14.3x / 7.0%	$1,404.0	Caesars Entertainment

Recently Completed Dispositions

Property / Loan	Announcement Date	Closing Date	Rent / Income	Multiple / Cap Rate / Yield	Price / Proceeds / Loan Size	Tenant / Borrower
Bally's Atlantic City	4/24/2020	11/18/2020	No Change to Rent under Regional Master Lease	N/A	$19.0	N/A
Harrah's Reno	1/15/2020	9/30/2020	No Change to Rent under Regional Master Lease	N/A	$31.1	N/A

Financing Activities

Debt Capital Markets

Repaid Secured Term Loan B Facility

- On September 15, 2021, repaid in full the $2.1 billion Term Loan B facility and terminated related swap agreements

Unsecured Notes Offering of $2,500 million

- On February 5, 2020, issued $750 million 5-Year Notes at 3.500%, $750 million 7-Year Notes at 3.750% and $1,000 million 10.5-Year Notes at 4.125% and redeemed in full the $498 million Second Lien Secured Notes on February 20, 2020

Inaugural Unsecured Notes Offering of $2,250 million

- On November 26, 2019, issued $1,000 million 7-Year Notes at 4.250% and $1,250 million 10-Year Notes at 4.625% and prepaid the $1,550 million CPLV CMBS debt

Equity Capital Markets

$3,393 million Follow-On Equity Offering at $29.50 per share

- On September 14, 2021, issued 65.0 million shares with the remaining 50.0 million shares to be issued upon settlement of the forward sale agreements

$2,001 million Follow-On Equity Offering at $29.00 per share

- On March 3, 2021, offered 69.0 million shares to be issued upon settlement of the forward sale agreements

$662 million Follow-On Equity Offering at $22.15 per share

- On June 19, 2020, offered 29.9 million shares to be issued upon settlement of the forward sale agreement
- On September 9, 2021, settled the remaining 26.9 million shares of the forward sales agreement

1. Annual rent payments under the Regional Master Lease with Caesars were commensurately reduced by $32.5 million upon the consummation of this transaction.
2. Expect to fund the entire $79.5 million commitment by mid-2022. As of September 30, 2021, $19.2mm has been disbursed.
3. Loan includes $65 million initial term loan and a $15 million delayed draw term loan at borrower's option.

VICI Q3 2021 Supplemental Financial & Operating Data

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Embedded Growth Pipeline

VICI

	Two Las Vegas Strip ROFRs (First Asset / Second Asset)					Put / Call Agreements			Horseshoe Baltimore ROFR[1]	Chelsea Piers New York	Caesars Virginia ROFR
	Bally's Las Vegas	Flamingo	Paris	Planet Hollywood	The LINQ	Harrah's Hoosier Park Racing & Casino	Indiana Grand Racing · Casino	Caesars Forum	Horseshoe Casino · Baltimore	Chelsea Piers New York	Caesars Virginia
Location / Jurisdiction	Las Vegas Strip					Anderson, IN	Shelbyville, IN	LV Strip	Baltimore, MD	New York, NY	Danville, VA
Casino Space Sq. Ft.	68,400	72,300	95,300	64,500	32,900	55,300	105,100	--	122,000	--	--
# of Tables	70	110	100	110	60	28	61	--	210	--	--
# of Slots	940	1,120	980	1,070	780	1,710	2,070	--	2,200	--	--
# of Rooms	2,810	3,450	2,920	2,520	2,250	--	--	--	--	--	--
Highlights	• Opportunity to expand presence on Las Vegas Strip and potential to diversify tenant base					• Highly attractive Indianapolis market with the potential for growth from table games		• Bolsters Las Vegas asset base with newly built, world class convention center	• Furthers geographic diversification with urban core real estate	• Iconic experiential asset with diverse revenue streams expands VICI's investment universe	• Geographical diversification with a new asset in a recently legalized state with limited casino licenses
Terms	• Two ROFRs on Las Vegas Strip assets to be sold by Caesars (whether as a "WholeCo" or "OpCo/PropCo" sale) – First asset can only be Bally's, Flamingo, Paris or Planet Hollywood – Second asset can be from the same group plus The LINQ • Terms subject to negotiation					• 13.0x call / 12.5x put, commencing on Jan. 1, 2022 and expiring on Dec. 31, 2024		• 13.0x put from Jan. 1, 2024 to Dec. 31, 2024 • 13.0x call from Sept. 18, 2025 to Dec. 31, 2026	• Terms subject to negotiation	• Agreement with Chelsea Piers for the life of the loan, subject to a minimum of 5 years, that could lead to a longer-term financing partnership in the future	• ROFR on a sale leaseback of the real estate related to the development of a new casino resort in Danville, VA

1. Subject to any consent required from Caesars' joint venture partners with respect to Horseshoe Baltimore.

VICI Q3 2021 Supplemental Financial & Operating Data

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VICI Q3 2021 Supplemental Financial & Operating Data 25 Definitions of Non-GAAP Financial Measures FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by the National Association of Real Estate Investment Trusts (NAREIT), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other non-recurring, non-cash transactions (such as non cash gain upon lease modification) and non-cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.